SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20509

                                     FORM 8-K

                                  CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  October 20, 1998
                                   Date of Report
                         (Date of Earliest Event Reported)

                        INTERNATIONAL HERITAGE, INCORPORATED
                (Exact Name of Registrant as Specified in its Charter)

       Nevada                  002-97690-D             87-0421191
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                                   Carolina Place
                          2626 Glenwood Avenue, Suite 200
                           Raleigh, North Carolina 27608
                     (Address of Principal Executive Offices)

                                   (919)571-4646
                            Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

None; not applicable.

Item 3.   Bankruptcy or Receivership.

None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

On October 23, 1998, Eilers, Jones, Brown & McLeod, CPA's, PA, resigned as the Company's certifying accountants due to the fact that the Certifying Accountants are no longer independent. The written resignation was received by the Company November 3, 1998.

Item 5.   Other Events.

On October 20, 1998, in a special meeting of the Board of Directors, the Board accepted the resignation of O. Kenneth Rudd, III, Executive Vice President of the Company.

On October 21, 1998, class certification was denied in the action Marsh v. International Heritage, Inc., Stanley L. Van Etten, Claude Savage and Larry Smith, District Court of Dallas County, Texas, 101st Judicial District, case number 98-2332-E.

On October 24, 1998, at the regularly scheduled meeting of the Board of Directors, the Board accepted the resignation of Robert M. Hukezalie, Chief Operating Officer, Kevin D. Jones, Chief Information Officer and Christopher
A. Reid, Vice President and Chief Compliance Officer. The Board also accepted the resignation of Georgina Marie Mollick, Vice President of Legal Affairs and Assistant Corporate Secretary as an officer of the Company and Angie C. Stewart, Corporate Secretary for the Company and its subsidiaries. Ms. Mollick and Ms. Stewart will continue to be employed by the Company.

In the October 24, 1998, Board of Director's Meeting, the Board resolved to waive any contractual or other restriction upon its Independent Retail Sales Representatives ("IRSRs") which would limit or impede them from contracting with other network marketing companies. This action was taken in order to allow the Company to take steps to convert its operations from a multi-level marketing company to a direct marketing company. The Company will eliminate the recruitment of new IRSRs from its marketing plan and will continue to market its existing product lines consisting of fine jewelry, collectibles, sports equipment, telecommunications services and a proprietary line of skin care and nutritional products through all forms of media, including print, radio and television advertising. The Company will reduce its number of employees and consolidate its offices as part of this change in operations.

On October 26, 1998, John D. Brothers, Chief Operating Officer submitted his resignation to the Board of Directors. It is anticipated that Mr. Brothers' resignation will be accepted at the next meeting of the Board.

There were no disputes with respect to these resignations.

Item 6.   Resignations of Registrant's Directors.

On October 20, 1998, in a special meeting of the Board of Directors, the Board accepted the resignation of O. Kenneth Rudd, III.

On October 24, 1998, at the regularly scheduled meeting of the Board of Directors, the Board accepted the resignation of Harry B. Mains and John W. Hemmer.

On October 25, 1998, Evonne B. Eckenroth submitted her resignation to the Board of Directors. It is anticipated that Ms. Eckenroth's resignation will be accepted at the next meeting of the Board.

On October 26, 1998, John D. Brothers verbally submitted his resignation to the Board of Directors. It is anticipated that Mr. Brothers' resignation will be accepted at the next meeting of the Board.

There were no disputes with respect to these resignations.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit        Description

16        Resignation of Certifying Accountants

Item 8.   Change in Fiscal Year.

None; not applicable.


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL HERITAGE, INCORPORATED

Date:          11/02/98.           By: /s/ Stanley H. Van Etten
                              ______________________________________

                                    President, CEO and Chairman of the Board